MERRILL LYNCH
MASSACHUSETTS
MUNICIPAL
BOND FUND







FUND LOGO






Semi-Annual Report

January 31, 1996






Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863









This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Massachusetts
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011




TO OUR SHAREHOLDERS

Although the partial shutdown of the US Government curtailed the release of most economic data in the latter part of the six-month period ended January 31, 1996, it was nonetheless apparent that gross domestic product (GDP) growth was losing momentum. Consumer spending is barely growing, the industrial sector is at a virtual standstill and, despite lower mortgage rates, there is little or no pick-up in housing activity. With inflationary pressures subdued, the Federal Reserve Board responded to the slowing economy by continuing to modestly lower short-term interest rates. Historically, it has taken some time for shifts in monetary policy to have an impact on economic growth. Therefore, the Federal Reserve Board's gradual shift to lowering interest rates, which began early last year, may not be reflected in a pick-up in real economic growth until later this year.

The impasse between the Clinton Administration and Congress over the Federal budget continues, although both sides have made concessions since the debate began. It appears that investors are currently focusing on the progress that has been made rather than on the differences that remain. Initially, President Clinton proposed deficits of about $190 billion annually through fiscal year 2002, but now proposes balanced budgets, as do the Republicans. Current indications are that a piecemeal budget accord is the most likely outcome. Even without the proposed policy changes, it appears that the US Federal budget deficit would remain stable at about 2% of GDP for the rest of the decade. This would be far better than is the case for most Group of Seven industrial nations, and for the United States would represent a great improvement over the last 15 years. Although this may fall short of investors' best expectations, it appears that the Federal budget debate over the past year has resulted in a trend toward a more conservative fiscal policy.


The Municipal Market
The municipal bond market rallied strongly during the six months ended January 31, 1996. Long-term, tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 65 basis points (0.65%) to end the January period at 5.69%. Continued weak economic conditions coupled with low inflation fostered a very positive environment for almost all fixed-income investments during the last three months of 1995. Long-term US Treasury bond yields also declined approximately 65 basis points to 6.00% by January 31, 1996. Both US Treasury and long-term tax-exempt bond yields are near their lowest levels in the past two years.

The municipal bond market had to contend with a number of difficulties for much of 1995. Various tax reform proposals have made the future tax advantage of municipal bonds uncertain. This has, at a minimum, reduced the overall demand for tax-exempt securities. At the same time, as municipal bond yields declined, tax-exempt authorities have rushed to issue debt at near historic low yield levels. During the six-month period ended January 31, 1996, approximately $90 billion in municipal securities were underwritten, an increase of over 30% compared to the same period last year. However, as early 1995 issuance was significantly reduced, the last 12 months issuance of approximately $160 billion remained the same as that issued a year earlier. Tax-exempt bond yields declined throughout the six months ended January 31, 1996, despite investor uncertainty and increased supply pressures.

It is likely that the municipal market will regain much of the technical support it enjoyed earlier in 1995. 1995 issuance remained significantly below levels underwritten in 1993, when over $290 billion in long-term tax-exempt securities were issued. Also, municipal investors received over $25 billion in bond maturities, coupon income and early redemptions on January 1, 1996. This $25 billion is almost twice the average monthly issuance for 1995. The amount of outstanding municipal securities will continue to decline throughout 1996 and into early 1997. As the uncertainties surrounding proposed tax reforms are resolved in 1996, the tax-exempt bond market's renewed technical position should provide support to municipal bond prices.

Many of the features that made tax-exempt products attractive to investors last year are still in place. Long-term, A-rated municipal revenue bonds continue to yield well over 90% of comparable US Treasury bond yields. Historically, analysts have considered yields in excess of 82% attractive for long-term investors. For example, currently available tax-exempt bond yields generate taxable equivalent yields in excess of 8.50% for an investor in the 36% Federal income tax bracket. While the uncertainties regarding potential changes in current tax law remain, it appears that, at current price levels, bond investors have discounted at least some of the uncertainty.

Looking ahead, it may be unreasonable to expect to duplicate the double-digit returns produced by most tax-exempt issues in 1995, given current municipal bond yields. Municipal bond yields would have to decline to levels not seen since the 1960s in order to generate such significant returns in the coming years. While the current economic environment may still justify additional declines in interest rates, it may be prudent to expect some period of consolidation before the interest rate decline resumes. Tax- exempt bond market performance in 1996 is likely to be generated more by enhancing current income and limiting credit risk than by significant interest rate declines.


Portfolio Strategy
For the three-month period ended January 31, 1996, the Fund continued to participate in the bond market rally. We still maintain the very constructive outlook for bonds we adopted in 1995.

During the past several months, investors were very bullish toward the bond market even after an impressive rally caused some investors to become somewhat cautious. The ongoing debate in Washington over the Federal budget, the recent sharp rise in the price of various commodities such as gas, grains and gold, and the discussions regarding a flat tax have overshadowed the fundamental weakness in the economy. We believe the slowing economy will prompt the Federal Reserve Board to ease monetary policy further, which would lead to higher bond prices.

We used some of the extreme market weakness in late 1995 to purchase attractive issues, and subsequently sold issues which we expected to underperform. In addition, we maintained our overweighting to interest rate-sensitive issues, which should continue to offer attractive total returns when investors refocus on the fundamentals of the economy and inflation.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Massachusetts Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Vice President




(Roberto Roffo)
Roberto Roffo
Portfolio Manager



March 8, 1996



We are pleased to announce that Roberto Roffo is responsible for the day-to-day management of Merrill Lynch Massachusetts Municipal Bond Fund. Mr. Roffo has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1992 and as Vice President since 1996. Prior thereto, he was Operations Manager with State Street Bank and Trust Company from 1989 to 1992.

PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results
                                                                               12 Month   3 Month
                                               1/31/96   10/31/95    1/31/95   % Change   % Change
Class A Shares*                                 $11.02    $10.72     $10.13     + 8.79%     +2.80%
Class B Shares*                                  11.02     10.72      10.13     + 8.79      +2.80
Class C Shares*                                  11.01     10.72      10.12     + 8.79      +2.71
Class D Shares*                                  11.02     10.73      10.13     + 8.79      +2.70
Class A Shares--Total Return*                                                   +14.61(1)   +4.11(2)
Class B Shares--Total Return*                                                   +14.04(3)   +3.98(4)
Class C Shares--Total Return*                                                   +13.92(5)   +3.86(6)
Class D Shares--Total Return*                                                   +14.49(7)   +3.99(8)
Class A Shares--Standardized 30-day Yield         4.51%
Class B Shares--Standardized 30-day Yield         4.19%
Class C Shares--Standardized 30-day Yield         4.09%
Class D Shares--Standardized 30-day Yield         4.42%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.555 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.139 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.501 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.125 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.490 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.122 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.545 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.136 per share ordinary income dividends.




PERFORMANCE DATA (continued)


Performance Summary--Class A Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed          Dividends Paid*     % Change**
2/28/92--12/31/92        $10.00       $10.46           --                   $0.542           +10.24%
1993                      10.46        11.22         $0.103                  0.652           +14.79
1994                      11.22         9.84           --                    0.571           - 7.33
1995                       9.84        11.02           --                    0.555           +18.03
1/1/96--1/31/96           11.02        11.02           --                    0.032           + 0.39
                                                     ------                 ------
                                               Total $0.103           Total $2.352

                                                      Cumulative total return as of 1/31/96: +38.95%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed          Dividends Paid*     % Change**
2/28/92--12/31/92        $10.00       $10.46           --                   $0.498           + 9.77%
1993                      10.46        11.22         $0.103                  0.596           +14.21
1994                      11.22         9.84           --                    0.518            -7.80
1995                       9.84        11.02           --                    0.501           +17.44
1/1/96--1/31/96           11.02        11.02           --                    0.029           + 0.36
                                                     ------                 ------
                                               Total $0.103           Total $2.142

                                                      Cumulative total return as of 1/31/96: +36.23%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class C Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed          Dividends Paid*     % Change**
10/21/94--12/31/94       $10.03       $ 9.84           --                   $0.088           - 1.00%
1995                       9.84        11.01           --                    0.490           +17.20
1/1/96-- 1/31/96          11.01        11.01           --                    0.028           + 0.35
                                                                            ------
                                                                      Total $0.606

                                                      Cumulative total return as of 1/31/96: +16.44%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)


Performance Summary--Class D Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed          Dividends Paid*     % Change**
10/21/94--12/31/94       $10.03      $  9.84           --                   $0.103           - 0.85%
1995                       9.84        11.02           --                    0.545           +17.91
1/1/96--1/31/96           11.02        11.02           --                    0.032           + 0.38
                                                                            ------
                                                                      Total $0.680

                                                      Cumulative total return as of 1/31/96: +17.35%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/95                       +18.03%        +13.31%
Inception (2/28/92)
through 12/31/95                          + 8.83         + 7.68

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/95                       +17.44%        +13.44%
Inception (2/28/92)
through 12/31/95                          + 8.28         + 8.07

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/95                       +17.20%        +16.20%
Inception (10/21/94)
through 12/31/95                          +13.26         +13.26

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/95                       +17.91%        +13.19%
Inception (10/21/94)
through 12/31/95                          +13.97         +10.14

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Massachusetts Municipal
Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
CARS     Complementary Auction Rate Securities
GO       General Obligation Bonds
HFA      Housing Finance Agency
INFLOS   Inverse Floating Rate Municipal Bonds
S/F      Single-Family
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes




SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's      Face                                                                                      Value
Ratings  Ratings     Amount                           Issue                                                   (Note 1a)

Massachusetts--95.6%
AAA      Aaa        $ 1,170   Attleboro, Massachusetts, GO, 5.125% due 12/01/2015 (b)                            $ 1,144


BBB      Baa1           865   Boston, Massachusetts, Industrial Development Financing Authority,
                              Sewer Facility Revenue Bonds (Harbor Electric Energy Company Project),
                              AMT, 7.375% due 5/15/2015                                                              946

                              Massachusetts Bay Transportation Authority Revenue Bonds (Massachusetts
                              General Transportation Systems), Series A:
A+       A1           1,500     7% due 3/01/2021                                                                   1,851
A+       A1           1,750     Refunding, UT, 7% due 3/01/2011                                                    2,109

AAA      Aaa          1,000   Massachusetts Education Loan Authority, Educational Loan Revenue Bonds, AMT,
                              Series A, Issue E, 7.375% due 1/01/2012(b)                                           1,059

                              Massachusetts State Health and Educational Facilities Authority Revenue Bonds:
AAA      Aaa          2,000     (Beth Israel), INFLOS, 7.808% due 7/01/2025 (a)(b)                                 2,160
AAA      Aaa          3,030     (Boston College), Series J, 6.625% due 7/01/2021 (e)                               3,319
A        A1           1,000     (Brigham and Women's Hospital), Series C, 7% due 6/01/2018                         1,076
A        A1           2,520     (Brigham and Women's Hospital), Series C, 6.75% due 6/01/2021                      2,693
AAA      Aaa          5,150     (Central Massachusetts Medical Center), CARS, Series B, 9.12% due
                                6/23/2022 (a)(b)                                                                   6,444
AAA      Aaa          2,500     (Newton Wellesley Hospital), Series D, 7% due 7/01/2015 (d)                        2,789
AAA      Aaa          1,000     (Northeastern University), Series E, 6.55% due 10/01/2022 (d)                      1,100
A-       NR*          1,000     Refunding (Melrose-Wakefield Hospital), Series B, 5.875% due 7/01/2018               992
NR*      Ba           1,000     Refunding (New England Memorial Hospital), Series B, 6.125% due 7/01/2013            842
AAA      Aaa          1,000     Refunding (Stonehill College), Series E, 6.60% due 7/01/2020 (d)                   1,100
NR*      A            2,335     Refunding (Wheaton College), Series C, 5.25% due 7/01/2019                         2,274

A+       A1           1,955   Massachusetts State, HFA, Housing Projects, Revenue Refunding Bonds,
                              Series A, 6.375% due 4/01/2021                                                       1,984

                              Massachusetts State, HFA, Revenue Bonds (Residential Development) (c):
AAA      Aaa          2,000     Series C, 6.875% due 11/15/2011                                                    2,142
AAA      Aaa          5,000     Series C, 6.90% due 11/15/2021                                                     5,287
AAA      Aaa          1,000     Series D, Section 8, 6.875% due 11/15/2021                                         1,053




SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's      Face                                                                                      Value
Ratings  Ratings     Amount                           Issue                                                   (Note 1a)

Massachusetts (concluded)
                              Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT:
A+       Aa         $ 1,500     Series 38, 7.20% due 12/01/2026                                                  $ 1,596
A+       Aa           2,000     Series 40, 6.65% due 12/01/2027                                                    2,062

                              Massachusetts State Industrial Finance Agency Revenue Bonds:
AAA      Aaa          1,000     (Babson College), Series A, 6.50% due 10/01/2022 (d)                               1,097
AAA      Aaa          3,175     (Brandeis University), Series C, 6.80% due 10/01/2019 (d)                          3,498
A+       A1           1,795     Refunding (Holy Cross College-II), 6.375% due 11/01/2015                           1,908
AAA      Aaa          2,665     Refunding (Saint Mark's School), 5.375% due 1/01/2021 (d)                          2,649

                              Massachusetts State Municipal Wholesale Electric Company, Power Supply
                              System Revenue Bonds:
AAA      Aaa          2,950     Series A, 5% due 7/01/2017 (b)                                                     2,830
A1+      VMIG1++        100     VRDN, Series C, 2.85% due 7/01/2019 (f)                                              100

A1+      P1             400   Massachusetts State Port Authority Revenue Refunding Bonds, VRDN, Series A,
                              3.70% due 7/01/2015 (f)                                                                400

                              Massachusetts State Water Pollution Abatement Trust, Revenue Secured
                              Loan Program, Series A:
AA-      Aa           1,680     6.375% due 2/01/2015                                                               1,822
A+       Aa           1,000     MWRA Loan Program, 5% due 8/01/2015                                                  956

                              Massachusetts State Water Resource Authority Revenue Bonds:
A        A            6,000     Series A, 6.50% due 7/15/2019                                                      6,916
AAA      Aaa          1,940     Series B, 4.75% due 12/01/2021 (d)                                                 1,788

AAA      Aaa          1,210   Southern Berkshire, Massachusetts, Regional School District Revenue Bonds,
                              UT, 7% due 4/15/2011 (d)                                                             1,406

NR*      Baa          1,500   Springfield, Massachusetts, School Project, Loan Revenue Bonds, Series B,
                              7.10% due 9/01/2011                                                                  1,662

Puerto Rico--3.7%

A        Baa1         3,000   Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue Refunding
                              Bonds, 5% due 7/01/2019                                                              2,822


Total Investments (Cost--$70,534)--99.3%                                                                          75,876

Other Assets Less Liabilities--0.7%                                                                                  501
                                                                                                                 -------
Net Assets--100.0%                                                                                               $76,377
                                                                                                                 =======

(a)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
(b)AMBAC Insured.
(c)FNMA Collateralized.
(d)MBIA Insured.
(e)FGIC Insured.
(f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.


See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1996
Assets:             Investments, at value (identified cost--$70,534,000) (Note 1a)                          $ 75,875,722
                    Cash                                                                                          49,593
                    Receivables:
                      Interest                                                             $    846,378
                      Beneficial interest sold                                                   25,995          872,373
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      16,337
                    Prepaid expenses and other assets (Note 1e)                                                   16,242
                                                                                                            ------------
                    Total assets                                                                              76,830,267
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                              202,112
                      Dividends to shareholders (Note 1f)                                        88,711
                      Investment adviser (Note 2)                                                34,629
                      Distributor (Note 2)                                                       28,488          353,940
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        98,899
                                                                                                            ------------
                    Total liabilities                                                                            452,839
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 76,377,428
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     61,457
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        616,590
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          6,691
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          8,308
                    Paid-in capital in excess of par                                                          71,966,359
                    Accumulated realized capital losses on investments--net (Note 5)                          (1,550,922)
                    Accumulated distributions in excess of realized capital gains--net                           (72,777)
                    Unrealized appreciation on investments--net                                                5,341,722
                                                                                                            ------------
                    Net assets                                                                              $ 76,377,428
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $6,772,941 and 614,566 shares
                    of beneficial interest outstanding                                                      $      11.02
                                                                                                            ============
                    Class B--Based on net assets of $67,951,846 and 6,165,897 shares
                    of beneficial interest outstanding                                                      $      11.02
                                                                                                            ============
                    Class C--Based on net assets of $736,937  and 66,912 shares
                    of beneficial interest outstanding                                                      $      11.01
                                                                                                            ============
                    Class D--Based on net assets of $915,704 and 83,079 shares
                    of beneficial interest outstanding                                                      $      11.02
                                                                                                            ============

                    See Notes to Financial Statements.





FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                               For the Six Months Ended January 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $  2,327,318
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    210,384
                    Account maintenance and distribution fees--Class B (Note 2)                 170,227
                    Professional fees                                                            32,745
                    Transfer agent fees--Class B (Note 2)                                        21,776
                    Accounting services (Note 2)                                                 20,811
                    Printing and shareholder reports                                             20,300
                    Registration fees (Note 1e)                                                   9,681
                    Amortization of organization expenses (Note 1e)                               5,602
                    Custodian fees                                                                2,837
                    Pricing fees                                                                  2,496
                    Trustees' fees and expenses                                                   2,022
                    Account maintenance and distribution fees--Class C (Note 2)                   1,962
                    Transfer agent fees--Class A (Note 2)                                         1,832
                    Account maintenance fees--Class D (Note 2)                                      490
                    Transfer agent fees--Class D (Note 2)                                           264
                    Transfer agent fees--Class C (Note 2)                                           215
                    Other                                                                         1,193
                                                                                           ------------
                    Total expenses                                                                               504,837
                                                                                                            ------------
                    Investment income--net                                                                     1,822,481
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                            (50,087)
Unrealized Gain     Change in unrealized appreciation on investments--net                                      4,010,691
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  5,783,085
(Notes 1b, 1d & 3):                                                                                         ============


Statements of Changes in Net Assets

                                                                                             For the
                                                                                            Six Months        For the
                                                                                               Ended        Year Ended
Increase (Decrease) in Net Assets:                                                        Jan. 31, 1996    July 31, 1995
Operations:         Investment income--net                                                 $  1,822,481     $  3,914,760
                    Realized loss on investments--net                                           (50,087)      (1,500,843)
                    Change in unrealized appreciation on investments--net                     4,010,691          989,418
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      5,783,085        3,403,335
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (177,091)        (398,237)
(Note 1f):            Class B                                                                (1,605,294)      (3,492,562)
                      Class C                                                                   (15,034)          (7,152)
                      Class D                                                                   (25,062)         (16,809)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                          (1,822,481)      (3,914,760)
                                                                                           ------------     ------------

Beneficial Interest Net decrease in net assets derived from beneficial
Transactions        interest transactions                                                    (2,322,793)      (9,552,246)
(Note 4):

Net Assets:         Total increase (decrease) in net assets                                   1,637,811      (10,063,671)
                    Beginning of period                                                      74,739,617       84,803,288
                                                                                           ------------     ------------
                    End of period                                                          $ 76,377,428     $ 74,739,617
                                                                                           ============     ============

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                            Class A
                                                                      For the                                    For the
                                                                        Six                                      Period
The following per share data and ratios have been derived              Months                                   Feb. 28,
from information provided in the financial statements.                 Ended                                   1992++ to
                                                                      Jan. 31,    For the Year Ended July 31,   July 31,
Increase (Decrease) in Net Asset Value:                                 1996       1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  10.46   $  10.48  $  11.07  $  10.68   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .28        .56       .58       .63        .25
                    Realized and unrealized gain (loss) on
                    investments--net                                       .56       (.02)     (.43)      .42        .68
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .84        .54       .15      1.05        .93
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.28)      (.56)     (.58)     (.63)      (.25)
                      Realized gain on investments--net                     --         --      (.15)     (.03)        --
                      In excess of realized gain on
                      investments--net                                      --         --      (.01)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.28)      (.56)     (.74)     (.66)      (.25)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.02   $  10.46  $  10.48  $  11.07   $  10.68
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   8.11%+++   5.35%     1.26%    10.08%      9.44%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                        .86%*      .88%      .62%      .42%       .12%*
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                              .86%*      .91%      .85%      .95%      1.16%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.21%*     5.42%     5.33%     5.75%      5.82%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  6,773   $  6,630  $  8,367  $  7,093   $  4,828
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  40.67%     89.62%    72.13%    39.37%     18.86%
                                                                      ========   ========  ========  ========   ========



                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations.
                 +++Aggregate total investment return.
                    See Notes to Financial Statements.

Financial Highlights
                                                                                            Class B
                                                                      For the                                    For the
                                                                        Six                                      Period
The following per share data and ratios have been derived              Months                                   Feb. 28,
from information provided in the financial statements.                 Ended                                   1992++ to
                                                                      Jan. 31,    For the Year Ended July 31,   July 31,
Increase (Decrease) in Net Asset Value:                                 1996       1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  10.46   $  10.48  $  11.07  $  10.68   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .26        .50       .53       .57        .23
                    Realized and unrealized gain (loss) on
                    investments--net                                       .56       (.02)     (.43)      .42        .68
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .82        .48       .10       .99        .91
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.26)      (.50)     (.53)     (.57)      (.23)
                      Realized gain on investments--net                     --         --      (.15)     (.03)        --
                      In excess of realized gain on
                      investments--net                                      --         --      (.01)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.26)      (.50)     (.69)     (.60)      (.23)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.02   $  10.46  $  10.48  $  11.07   $  10.68
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   7.84%+++   4.82%      .75%     9.53%      9.22%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.37%*     1.39%     1.12%      .93%       .62%*
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.37%*     1.42%     1.36%     1.45%      1.68%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.70%*     4.91%     4.83%     5.24%      5.32%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands).         $ 67,952   $ 66,927  $ 76,436  $ 71,429   $ 38,947
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  40.67%     89.62%    72.13%    39.37%     18.86%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                                                   Class C                Class D
                                                                                         For the                 For the
                                                                              For the    Period      For the     Period
The following per share data and ratios have been derived                    Six Months  Oct. 21,   Six Months   Oct. 21,
from information provided in the financial statements.                         Ended    1994++ to     Ended     1994++ to
                                                                              Jan. 31,   July 31,    Jan. 31,    July 31,
Increase (Decrease) in Net Asset Value:                                         1996       1995        1996       1995
Per Share           Net asset value, beginning of period                      $  10.46   $  10.03    $  10.47   $  10.03
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .25        .37         .28        .42
                    Realized and unrealized gain on investments--net               .55        .43         .55        .44
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .80        .80         .83        .86
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.25)      (.37)       (.28)      (.42)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  11.01   $  10.46    $  11.02   $  10.47
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           7.69%+++   8.13%+++    7.96%+++   8.70%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     1.47%*     1.56%*       .96%*     1.04%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income--net                                       4.58%*     4.68%*      5.10%*     5.22%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $    737   $    432    $    915   $    750
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          40.67%     89.62%      40.67%     89.62%
                                                                              ========   ========    ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Massachusetts Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts-- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.


NOTES TO FINANCIAL STATEMENTS (concluded)


(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account
                                   Maintenance   Distribution
                                       Fee           Fee

Class B                                0.25%         0.25%
Class C                                0.25%         0.35%
Class D                                0.10%          --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD         MLPF&S

Class A                                $42           $532
Class D                                $77           $954

For the six months ended January 31, 1996, MLPF&S received contingent deferred sales charges of $82,923 and $1,874 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1996 were $30,769,542 and $28,977,113, respectively.

Net realized and unrealized gains (losses) as of January 31, 1996 were as follows:


                                    Realized     Unrealized
                                 Gains (Losses)     Gains

Long-term investments            $     70,163   $  5,341,722
Financial futures contracts          (120,250)            --
                                 ------------   ------------
Total                            $    (50,087)  $  5,341,722
                                 ============   ============


As of January 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $5,341,722, of which $5,486,330 related to appreciated securities and $144,608 related to depreciated securities. The aggregate cost of investments at January 31, 1996 for Federal income tax purposes was $70,534,000.


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $2,322,793 and $9,552,246 for the six months ended January 31, 1996 and for the year ended July 31, 1995, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                             6,409   $     68,689
Shares issued to shareholders
in reinvestment of dividends            7,571         81,124
                                 ------------   ------------
Total issued                           13,980        149,813
Shares redeemed                       (33,093)      (357,851)
                                 ------------   ------------
Net decrease                          (19,113)  $   (208,038)
                                 ============   ============

Class A Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           117,446   $  1,163,219
Shares issued to shareholders
in reinvestment of dividends           15,843        174,421
                                 ------------   ------------
Total issued                          133,289      1,337,640
Shares redeemed                      (298,026)    (3,003,666)
                                 ------------   ------------
Net decrease                         (164,737)  $ (1,666,026)
                                 ============   ============


Class B Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                           301,010   $  3,219,567
Shares issued to shareholders
in reinvestment of dividends           78,486        841,691
                                 ------------   ------------
Total issued                          379,496      4,061,258
Shares redeemed                      (610,250)    (6,561,051)
                                 ------------   ------------
Net decrease                         (230,754)  $ (2,499,793)
                                 ------------   ------------


Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           958,141   $  9,838,263
Shares issued to shareholders
in reinvestment of dividends          184,447      1,882,663
                                 ------------   ------------
Total issued                        1,142,588     11,720,926
Shares redeemed                    (2,039,329)   (20,760,936)
                                 ------------   ------------
Net decrease                         (896,741)  $ (9,040,010)
                                 ============   ============


Class C Shares for the
Six Months Ended                                    Dollar
January 31, 1996                      Shares        Amount

Shares sold                            42,476   $    465,071
Shares issued to shareholders
in reinvestment of dividends            1,673          9,476
                                 ------------   ------------
Total issued                           44,149        474,547
Shares redeemed                       (18,549)      (201,847)
                                 ------------   ------------
Net increase                           25,600   $    272,700
                                 ============   ============

Class C Shares for the Period
October 21, 1994++ to                               Dollar
July 31, 1995                         Shares        Amount

Shares sold                            67,137    $   696,018
Shares issued to shareholders
in reinvestment of dividends              528          5,534
                                 ------------   ------------
Total issued                           67,665        701,552
Shares redeemed                       (26,353)      (280,287)
                                 ------------   ------------
Net increase                           41,312   $    421,265
                                 ============   ============

[FN]
++Commencement of Operations.


Class D Shares for the
Six Months Ended                                    Dollar
January 31, 1996                      Shares        Amount

Shares sold                            42,735   $    453,849
Shares issued to shareholders
in reinvestment of dividends              452          4,856
                                 ------------   ------------
Total issued                           43,187        458,705
Shares redeemed                       (31,815)      (346,367)
                                 ------------   ------------
Net increase                           11,372   $    112,338
                                 ============   ============


Class D Shares for the Period
October 21, 1994++ to                               Dollar
July 31, 1995                         Shares        Amount

Shares sold                            78,584   $    802,915
Shares issued to shareholders
in reinvestment of dividends              312          3,255
                                 ------------   ------------
Total issued                           78,896        806,170
Shares redeemed                        (7,189)       (73,645)
                                 ------------   ------------
Net increase                           71,707   $    732,525
                                 ============   ============

[FN]
++Commencement of Operations.

5. Capital Loss Carryforward:
At July 31, 1995, the Fund had a net capital loss carryforward of approximately $1,315,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.